Exhibit 99.1

Sarcos Announces Appointment of

Laura Peterson as Interim President and Chief Executive Officer

Former Boeing executive and current member of Sarcos board of directors brings decades of leadership experience as Company enters commercialization phase of its history

SALT LAKE CITY — May 12, 2023 — Sarcos Technology and Robotics Corporation (“Sarcos”) (NASDAQ: STRC and STRCW), a leader in the design, development, and manufacture of advanced robotic systems, solutions and software that redefine human possibilities, today announced the appointment of Laura Peterson as its interim president and chief executive officer, effective immediately. Peterson will replace outgoing president and CEO, Kiva Allgood. Sarcos thanks Ms. Allgood for her service and wishes her well in her new endeavors.

Peterson, who currently serves on the Sarcos Board of Directors, brings an extensive understanding of the strategic considerations and challenges associated with complex, technology-intensive global industries.  Her career and corporate board experience span multinational industrial, high-growth technology, and transportation sectors.

During her 22-year Boeing aerospace career, she held a series of executive positions and served on the Executive Leadership Team of three Boeing Commercial Airplanes (BCA) CEOs, as well as BCA Airplane Production and Supplier Management, BCA Strategy and Boeing International.  She was frequently tapped to lead on priority and emergent areas of high strategic and financial importance to the company. Her most recent role was Vice President, Business Development for China, Boeing’s largest commercial market.

Peterson is a member of the Board of Directors of Air Transport Services Group, Inc (NASDAQ: ATSG) and Accelya Group, a Vista Equity Partners SaaS portfolio company. Peterson holds a bachelor’s degree in industrial engineering from Stanford University and an MBA from The Wharton School at the University of Pennsylvania.

“It is an honor to work with the Sarcos team at this important time, as we transition from being primarily a research and development organization to manufacturing and commercializing our award-winning robotic systems. The market opportunity across numerous industries, including aviation, construction, shipyard, solar, subsea/underwater and others is enormous. We are well positioned to capitalize on the compelling opportunity to enable the industrial workforce of the future through robotics while helping to address the drastic labor shortages across industries, and simultaneously increasing worker safety.” said Peterson.

For more information on Sarcos, its leadership team, and its award-winning product portfolio, please visit www.sarcos.com.

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About Sarcos Technology and Robotics Corporation

Sarcos Technology and Robotics Corporation (NASDAQ: STRC and STRCW) designs, develops, and manufactures a broad range of advanced mobile robotic systems, solutions, and software that redefine human possibilities and are designed to enable the safest most productive workforce in the world. Sarcos robotic systems operate in challenging, unstructured, industrial environments and include teleoperated robotic systems, a powered robotic exoskeleton, and software solutions that enable task autonomy. For more information, please visit www.sarcos.com and connect with us on LinkedIn at www.linkedin.com/company/sarcos.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding transitions in management, the search for a new CEO, the role of the interim CEO with respect to Sarcos’ strategy, Sarcos’ product development and commercialization, market opportunities, target markets and customer demand. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “aim,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Sarcos’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Sarcos is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Sarcos has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Sarcos and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Sarcos with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Sarcos Media and Investor Contacts:

Media: mediarelations@sarcos.com

Investors: STRC@finprofiles.com